SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 23, 1998
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of February 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-1, Home Loan Asset Backed Notes, Series 1998-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                         06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                                   10019
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Address of principal executive offices                             (Zip Code)


                                 (212) 713-2000
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               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    Other Events
           ------------

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------
           (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------------                             ----------------------------------
      (99)                                    Computational Materials
                                              prepared by PaineWebber
                                              Incorporated in connection with
                                              Empire Funding Home Loan Owner
                                              Trust 1998-1, Home Loan
                                              Asset Backed Notes, Series 1998-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAINEWEBBER MORTGAGE ACCEPTANCE
                                                   CORPORATION IV


January 26, 1998

                                                  By: /s/ Joseph Piscina
                                                      ------------------
                                                      Joseph Piscina
                                                      Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

   (99)               Computational Materials                            E
                      prepared by PaineWebber Incorporated
                      in connection with Empire Funding
                      Home Loan Owner Trust 1998-1, Home
                      Loan Asset Backed Notes, Series 1998-1